Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

Note 14 Income Taxes

The provision for income taxes includes income taxes currently payable and those deferred because of temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities.

The components of income tax expense included in the Consolidated Statements of Income are as follows:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Current income tax expense:
Federal	$75,273	210,550	140,079
State	18,000	20,316	9,218
Foreign	12,330	7,500	4,443
Total current income tax expense	105,603	238,366	153,740
Deferred income tax (benefit) expense:
Federal	18,200	(178,879)	8,393
State	3,891	5,093	(65)
Foreign	(691)	1,298	(893)
Total deferred income tax (benefit) expense	21,400	(172,488)	7,435
Total income tax expense	$127,003	65,878	161,175

	Years Ended December 31,
(in thousands)	2018	2017	2016
Components of income before income taxes and equity in income of equity investments:
Domestic	$634,433	603,260	454,628
Foreign	25,331	14,302	6,404
Total income before income tax expense	$659,764	617,562	461,032

Income tax expense differs from the amounts computed by applying the statutory U.S. federal income tax rate of 21% to income before income taxes, noncontrolling interest and equity in income of equity investments as a result of the following:

	Years Ended December 31,
(in thousands)	2018	2017	2016
Computed "expected" income tax expense	$138,551	216,147	161,425
Increase (decrease) in income tax expense resulting from:
International tax rate differential and equity income	14,683	11,953	8,715
State income tax expense, net of federal income tax effect	19,220	12,470	9,127
(Decrease) increase in valuation allowance	(1,714)	8,230	2,855
Tax credits	(22,963)	(20,998)	(15,695)
Share-based compensation	(20,309)	(14,310)	—
Foreign-derived intangible income deduction	(7,283)	—	—
Deduction for domestic production activities	—	(17,150)	(12,950)
Re-measurement of deferred tax asset / deferred tax liability	—	(146,093)	—
Permanent differences and other, net	6,818	15,629	7,698
Total income tax expense	$127,003	65,878	161,175

Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of the net deferred tax liability as of December 31, 2018 and 2017 relate to the following:

	As of December 31,
(in thousands)	2018	2017
Deferred income tax assets:
Net operating loss and income tax credit carryforwards	$32,767	35,089
Allowances for doubtful accounts and billing adjustments	1,132	852
Contract liabilities	8,611	17,813
Share-based compensation	11,735	15,170
Foreign currency translation	1,938	—
Postretirement benefits	5,349	4,679
Employee compensation and benefits	7,126	2,790
Foreign timing differences	5,737	2,924
Other, net	8,767	4,522
Total deferred income tax assets	83,162	83,839
Less valuation allowance for deferred income tax assets	(27,817)	(29,531)
Net deferred income tax assets	55,345	54,308
Deferred income tax liabilities:
Excess tax over financial statement depreciation	(75,222)	(43,056)
Computer software development costs	(56,250)	(48,244)
Purchased intangibles	(32,363)	(42,467)
Foreign currency translation	—	(942)
Partnership interests	(258,007)	(143,908)
Other, net	(6,008)	(7,917)
Total deferred income tax liabilities	(427,850)	(286,534)
Net deferred income tax liabilities	$(372,505)	(232,226)

Total net deferred tax assets (liabilities):
Noncurrent deferred tax asset	$7,773	6,091
Noncurrent deferred tax liability	(380,278)	(238,317)
Net deferred tax liability	$(372,505)	(232,226)

As of December 31, 2018, TSYS had recognized deferred tax assets from net operating losses, capital losses and federal and state income tax credit carryforwards of $5.9 million, $0.3 million and $26.5 million, respectively. As of December 31, 2017, TSYS had recognized deferred tax assets from net operating losses, capital losses, and federal and state income tax credit carryforwards of $6.6 million, $0.3 million, and $28.2 million, respectively. Additionally, net deferred income tax liabilities were increased by $124.2 million as a result of the acquisition of Cayan.

In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

Management believes it is more likely than not that TSYS will realize the benefits of these deductible differences, net of existing valuation allowances. The valuation allowance for deferred tax assets was $27.8 million and $29.5 million at December 31, 2018 and 2017, respectively. The decrease in the valuation allowance for deferred income tax assets was $1.7 million primarily as a result of utilization of income tax credit carryforwards against the one-time transition tax that was enacted as part of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”).

TSYS’ effective tax rate was 19.3% and 10.7% for the years ended December 31, 2018 and 2017, respectively. The primary reasons for the higher effective income tax rate for the year ended December 31, 2018 as compared to the same period last year is that the prior year reflected a significant one-time benefit, the elimination of the domestic production activities deduction for 2018 and limitations on executive compensation for 2018 as provided by the Tax Act. This was somewhat offset by favorable variances in discrete items related to excess tax benefits from share-based compensation and the lower 2018 statutory Federal income tax rate and a deduction for foreign-derived intangible income as enacted by the Tax Act.

On December 22, 2017, the President signed into law the Tax Act. Some key provisions of this law impacted the Company during this reporting period. One such provision was the reduction of the Federal corporate income tax rate from 35.0% to 21.0%. The Company’s consolidated financial statements reflect the impact of this rate reduction.

Additionally, the Tax Act provides for two U.S. tax base erosion provisions which began in 2018. They are the base-erosion and anti-abuse tax (“BEAT”) and the global intangible low-taxed income (“GILTI”). While TSYS’ calculations indicate no impact related to BEAT in 2018, the Company’s GILTI calculations did indicate an insignificant impact, which has been reflected in the Company’s consolidated financial statements. TSYS will continue to perform all necessary calculations, make any needed elections and report any future impacts of GILTI and BEAT as appropriate. The Company has made the policy election to record any liabilities associated with GILTI in the period in which it is incurred.

The Tax Act provides the Company with a new deduction for Foreign-Derived Intangible Income (FDII). The deduction effectively results in a preferential tax rate on eligible income generated from TSYS’ non US-based clients located primarily in Europe and Canada. TSYS recorded a FDII tax benefit of $7.3 million in 2018.

Although the Tax Act allows repatriation of foreign earnings without incurring U.S. income taxes, TSYS has maintained the previously adopted permanent reinvestment exception under GAAP, with respect to earnings of certain foreign subsidiaries. As a result, TSYS considers foreign earnings related to these foreign operations to be permanently reinvested. Pursuant to U.S. tax requirements, no provision for U.S. federal and state incomes taxes has been made in the consolidated financial statements for those non-U.S. subsidiaries whose earnings were deemed to be permanently reinvested. The amount of undistributed earnings considered to be “reinvested” which may be subject to tax upon distribution was approximately $115.3 million as of December 31, 2018. Although TSYS does not intend to repatriate these earnings, a distribution of these non-U.S. earnings in the form of dividends, or otherwise, may subject the Company to withholding taxes payable to the various non-U.S. countries.

Pursuant to the Tax Act, some amounts related to repatriation of foreign accumulated earnings and related to executive compensation may be considered provisional amounts pursuant to Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 118. As such, these amounts were subject to adjustment during the measurement period ended December 22, 2018.

TSYS is the parent of an affiliated group that files a consolidated U.S. federal income tax return and most state and foreign income tax returns on a separate entity basis. In the normal course of business, the Company is subject to examinations by these taxing authorities unless statutory examination periods lapse. TSYS is no longer subject to U.S. federal income tax examinations for years before 2011 and with few exceptions, the Company is no longer subject to income tax examinations from state and local or foreign tax authorities for years before 2011. There are currently federal income tax examinations in progress for the years 2011 through 2013. Additionally, a number of tax examinations are in progress by the relevant state tax authorities. Although TSYS is unable to determine the ultimate outcome of these examinations, TSYS believes that its liability for uncertain tax positions relating to these jurisdictions for such years is adequate.

GAAP prescribes a recognition threshold and measurement attribute for the financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. During the year ended December 31, 2018, TSYS decreased its liability for uncertain income tax positions by a net amount of approximately $1.5 million. The Company is not able to reasonably estimate the amount by which the liability will increase or decrease over time; however, at this time, the Company does not expect any significant changes related to these obligations within the next twelve months.

A reconciliation of the beginning and ending amount of unrecognized tax liabilities is as follows [1]:

	Years Ended December 31,
(in millions)	2018	2017	2016
Beginning balance	$23.8	16.5	13.1
Current activity:
Additions based on tax positions related to current year	2.4	4.9	3.4
Additions for tax positions of prior years	3.2	4.6	3.0
Reductions for tax positions of prior years	(6.5)	—	—
Decreases resulting from settlements with tax authorities	(0.6)	(2.2)	(3.0)
Net current activity	(1.5)	7.3	3.4
Ending balance	$22.3	23.8	16.5

[1]	Unrecognized state tax liabilities are not adjusted for the federal tax impact.

TSYS recognizes potential interest and penalties related to the underpayment of income taxes as income tax expense in the Consolidated Statements of Income. Gross accrued interest and penalties on unrecognized tax benefits totaled $2.5 million and $2.0 million as of December 31, 2018 and 2017, respectively. The total amounts of unrecognized income tax benefits as of December 31, 2018 and 2017 that, if recognized, would affect the effective tax rates are $23.5 million and $24.5 million (net of the federal benefit on state tax issues), respectively, which includes interest and penalties of $1.7 million and $1.3 million, respectively. TSYS does not expect any significant changes to its calculation of uncertain tax positions during the next twelve months.